SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON , D.C.  20549








                                  FORM 8-K
                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of  1934


Date of Report                                        July 28, 1994
(Date of Earliest Event Reported)



                     COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)

                                  DELAWARE
                          (State of Incorporation)

001-11239                                             75-2497104
(Commission                                         (I.R.S. Employer
File Number)                                        Identification No.)


201 West Main Street, Louisville, Kentucky               40202
(Address of principal executive offices)               (Zip Code)


                           (502)572-2000
           (Registrant's telephone number, including area code)










ITEM 5.    OTHER EVENTS.


On July 28, 1994 Columbia/HCA Healthcare Corporation ( the "Company ") announced its operating results for the second quarter ended June 30, 1994. A copy of the press release issued by the Company on June 28, 1994 is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit 20. Copy of the Company's press release dated July 28, 1994, and related financial information.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION



Richard A. Lechleiter
Vice President and Controller

DATED:  July 28, 1994